UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 16, 2024
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PUBLIX SUPER MARKETS, INC.
(Exact name of Registrant as specified in its charter)
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Florida	000-00981	59-0324412
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Publix Corporate Parkway
Lakeland, Florida		33811
(Address of principal executive offices)		(Zip Code)

(863) 688-1188
(Registrant’s telephone number, including area code)
____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Indemnification Agreement
Effective April 17, 2024, Publix Super Markets, Inc. (Company) appointed Randall T. Jones, Sr. as Trustee of the Publix Super Markets, Inc. Employee Stock Ownership Plan and the Publix Super Markets, Inc. Employee Stock Ownership Trust (collectively, Plan and Trust) to serve with current Trustees Tina P. Johnson and David P. Phillips. As a result, the Company entered into an Indemnification Agreement dated April 17, 2024 with Randall T. Jones, Sr. as Trustee of the Plan and Trust. This Indemnification Agreement is in the same form as the Indemnification Agreement attached as an exhibit to the current report of the Company on Form 8-K dated July 1, 2015. The Indemnification Agreement has been entered into between the Company and the Trustees of the Plan and Trust as previously reported.

Item 5.07.    Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders of the Company was held on April 16, 2024 for the purpose of electing a board of directors. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there were no solicitations in opposition to management’s solicitation. All nominees for director listed below were elected. The term of office of the directors will be until the next Annual Meeting of Stockholders or until their successors shall be elected and qualified. The results of the election of directors were as follows:

	Votes For	Votes Against	Abstain
Jessica L. Blume	2,060,219,396	1,198,098	3,325,305
Joseph DiBenedetto, Jr.	2,062,435,992	285,179	2,024,189
Mark R. Irby	2,062,305,344	752,447	1,677,069
Jennifer A. Jenkins	2,060,504,872	1,811,286	1,427,476
Randall T. Jones, Sr.	2,060,564,408	2,135,338	1,043,888
Stephen M. Knopik	2,059,983,005	1,599,360	3,197,995
Kevin S. Murphy	2,059,341,889	2,862,051	2,576,420
David P. Phillips	2,062,798,075	823,870	1,158,415

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PUBLIX SUPER MARKETS, INC.

Dated: April 17, 2024	By:	/s/ David P. Phillips
David P. Phillips, Executive Vice President, Chief Financial Officer and
Treasurer (Principal Financial and Accounting Officer)

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